UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

October 18, 2005

OWENS–ILLINOIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9576	22-2781933
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One SeaGate, Toledo Ohio		43666
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:
(419) 247-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Officers

On and effective as of October 18, 2005, the Company appointed Dennis K. Williams to serve on the Company’s Board of Directors.  Mr. Williams will be a member of the Audit Committee.  A copy of the Company’s press release announcing the appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2005	OWENS-ILLINOIS, INC.
(Registrant)

	By:	/s/	Edward C. White
	Name:		Edward C. White
	Title:		Senior Vice President and Chief Financial Officer

Exhibit Index

EXHIBIT 99.1	Owens-Illinois, Inc. Press Release dated October 18, 2005